Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): October 17th, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

















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ITEM  1.      Changes  in  Control  of  Registrant            Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets

WHEREAS, this corporation has purchased twenty percent (20%) interest in CGI Communications, Services, Inc., a Delaware corporation ("CGI") and holds two million (2,000,000) shares of the outstanding Common stock of CGI (the "Stock"); as of December 10, 1999.

On October 17th, 2000, pursuant to a Written consent, the board of directors approved and authorized a declaration of a dividend of CGI Communications Services, Inc., Common Stock to each of its shareholders, with the exception of all current and past officers, directors and affiliates, by transferring or causing to be issued one (1) share of the Stock of CGI Communications Services, Inc., for each 20 shares of the registrant's Common Stock held by each such shareholder. The said dividend is payable to shareholders of record as of January 2nd, 2001.

ITEM  3.  Bankruptcy  or  Receivership                        Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

On October 17, 2000, the board of Directors approved tentatively January 5th, 2001 as the date for the annual shareholder meeting for the year ending December 31, 2000. The record date was also set for November 6th, 2000.

ITEM  6.  Resignation  of  Registrant's  Directors             Not  applicable


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT  ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Stock  Purchase  Agreement,  dated  as  of December 10th, 1999, by and among the Registrant, and CGI Communications Services, Inc., a Delaware Corporation filed on December 21, 1999, incorporated herein by reference.

Exhibit  B   -   Written  Consent  of  the  Directors  of  the  Registrant
                 authorizing  the  Stock  Purchase  filed  on  December
                 21,  1999,  incorporated  herein  by  reference.

Exhibit  C   -   Written  Consent  of  the  Directors  of  CGI  Communications
                 Services,  Inc.,  authorizing  the Stock Sale filed on December
                 21,  1999,  incorporated  herein  by  reference.

Exhibit  D   -   Written  Consent  of  the  Directors  of  The  Registrant
                 Approving  the  Declaration  of  Dividend.

Exhibit  E   -   Written  Consent  of  the  Directors  of  CGI  Communications
                 Services  Approving  the  Declaration  of  Dividend.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                  (Registrant)

Date:  October  17th,  2000         By:/s/  Anthony  C.  Dike
                                   ---------------------------------------------
                                           Anthony  C.  Dike
                                      (Chairman,  Chief  Executive  Officer)

                                    /s/  Philip  Falese
                                  --------------------------------
                                   Philip  Falese,  Chief  Financial  Officer







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                                    /s/ James Truher
                                  --------------------------------
                                   James Truher, Director

                                    /s/ Scott Wellman
                                  --------------------------------
                                   Scott Wellman, Director

                                   /s/ James Kyle 11
                                  --------------------------------
                                   James Kyle 11, Director

                                   /s/ Marcellina Offoha
                                  --------------------------------
                                   Marcellina Offoha, Director



































































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                                  EXHIBIT  A


                                 WRITTEN  CONSENT

                               OF  THE  DIRECTORS  OF

                             MERIDIAN  HOLDINGS,  INC.
                             A  Colorado  corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Sole Director of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:

1.  Approval  of  Dividend  Distribution

     WHEREAS, this corporation has purchased twenty percent (20%) interest in CGI Communications, Services, Inc., a Delaware corporation ("CGI") and holds two million (2,000,000) shares of the outstanding Common stock of CGI (the "Stock");

WHEREAS, it is proposed that this corporation declare a dividend of CGI Communications Services, Inc., Common Stock to each of its shareholders, with the exception of all current and past officers, directors and affiliates, by transferring or causing to be issued one (1) share of the Stock of CGI Communications Services, Inc., for each 20 shares of this Corporation's Common Stock held by each such shareholder. The said dividend is payable to shareholders of record as of January 2nd, 2001.("Dividends"); and

WHEREAS, it is deemed advisable and in the best interest of this corporation and its shareholders that the Dividends be approved;

NOW THEREFORE BE IT RESOLVED, that the Dividends be, and hereby are, approved and authorized;

RESOLVED FURTHER, that this corporation hereby declares the Dividends be payable to the shareholders of record as of January 2, 2001; and

2.     General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.


Dated  October  17,  2000


                                   /s/  Anthony  C.  Dike
                                   -------------------------------
                                   Anthony  C.  Dike,  Chairman/CEO

                                     /s/  Philip  Falese
                                  --------------------------------
                                   Philip  Falese,  Chief  Financial  Officer

                                  /s/  James  Truher
                                  --------------------------------
                                   James  Truher,  Director

                                  /s/  Scott  Wellman
                                  --------------------------------
                                   Scott  Wellman,  Director

                                  /s/  James  Kyle  11
                                  --------------------------------
                                   James  Kyle  11,  Director

                                  /s/  Marcellina  Offoha
                                  --------------------------------
                                     Marcellina  Offoha,  Director





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                                    Exhibit  B

                                 WRITTEN  CONSENT

                               OF  THE  DIRECTORS  OF

                         CGI  COMMUNICATIONS  SERVICES,  INC.
                             a  Delaware  corporation

Pursuant  to  the  authority  of  Section  141  (f)  of  the  Delaware  General
Corporations Law, the undersigned, being the Directors of CGI Communications Services, Inc., a Delaware corporation, does hereby adopt the following recitals and resolutions:

1. Approval of Stock Dividend Distribution to Share Holders of Meridian Holdings, Inc.

     RESOLVED, that this Corporation hereby authorizes the issuance of the Following stock dividend:

EACH SHAREHOLDER OF MERIDIAN HOLDINGS, INC. SHALL RECEIVE 1 SHARE OF THIS CORPORATIONS' COMMON STOCK FOR EVERY 20 SHARES OF COMMON STOCK OF MERIDIAN HOLDINGS, INC., OWNED. ONLY THOSE SHAREHOLDERS OF MERIDIAN HOLDINGS, INC. ON THE RECORD DATE SHALL BE ELIGIBLE FOR THE STOCK DIVIDEND.

     THE  RECORD  DATE  FOR  THE  DIVIDEND  IS  JANUARY 2,  2001

     THE  DISTRIBUTION  DATE  FOR  THE  DIVIDEND  IS  JANUARY  17,  2001.

2.   General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.


Dated October 17, 2000


                                    /s/  Charles Ume
                                   ---------------------------------------
                                     Charles Ume
                                     Executive Vice President/Director

                                   /s/  Anthony C. Dike, MD
                                   -----------------------------------------
                                      Anthony C. Dike, MD
                                      Chairman of the Board/Director

                                   /s/  Danny Basel, MD
                                 -------------------------------------------
                                      Danny Basel, MD/ Director
























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